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                                    FORM 8-K




                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): March 20, 2002




                       CHIQUITA BRANDS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




  New Jersey                    1-1550                         04-1923360
 (State or other               (Commission                     (IRS Employer
 jurisdiction of               File Number)                  Identification No.)
  incorporation)




                  250 East Fifth Street, Cincinnati, Ohio 45202
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (513) 784-8000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6, 8 and 9 are not applicable and are omitted from this Report.

Item 5.  Other Events.

On March 20, 2002, the Company announced that Cyrus F. Freidheim, Jr., was elected chairman of the board and chief executive officer of the Company and Robert W. Fisher, a member of the Board, was named acting chief operating officer. Steven G. Warshaw resigned as president, chief executive officer and a director.

Reference is made to the Company's Press Release dated March 20, 2002, attached hereto as exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1      Press Release of the Company dated March 20, 2002.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 21, 2002                        CHIQUITA BRANDS INTERNATIONAL, INC.


                                             By: /s/ William A. Tsacalis
                                                 ------------------------
                                                 William A. Tsacalis
                                                 Vice President and Controller